Exhibit 10.5

Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and I myself have issued a Shareholder Power of Attorney (hereinafter collectively referred to as "VIE Agreements"), to ensure my performance of VIE Agreements, I (Name: Weiling ZHANG, ID Number: 410121197307080523) hereby make the following commitments:

1. I promise that my spouse (Zhiheng XIE) has no right to claim any right or interest in relation to the shares I hold in Blue Hat, and has no right to impose any impact on the daily management of Blue Hat.

2. I guarantee that, if any event which refrains me from exercising shareholder's rights as a registered shareholder, such as death, incapacity, divorce or any other event, could happen to me, I will take corresponding measures as far as possible to guarantee the rights of other registered shareholders and the performance of VIE Agreements Meanwhile, I confirm that my inheritors (including my spouse) have no right to claim any right or interest in relation to the shares I hold in Blue Hat, and have no right to impose any impact on the daily management of Blue Hat, and my inheritors shall perform and comply with VIE Agreements.

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3. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without writing consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Weiling Zhang (Signature) Date: November 13, 2018
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Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and I myself have issued a Shareholder Power of Attorney (hereinafter collectively referred to as "VIE Agreements"), to ensure my performance of VIE Agreements, I (Name: Shaohong CHEN, ID Number: 35010219610308002X) hereby make the following commitments:

1. I promise that my spouse (Weimin CHEN) has no right to claim any right or interest in relation to the shares I hold in Blue Hat, and has no right to impose any impact on the daily management of Blue Hat;

2. I guarantee that, if any event which refrains me from exercising shareholder's rights as a registered shareholder, such as death, incapacity, divorce or any other event, could happen to me, I will take corresponding measures as far as possible to guarantee the rights of other registered shareholders and the performance of VIE Agreements. Meanwhile, I confirm that my inheritors (including my spouse) have no right to claim any right or interest in relation to the shares I hold in Blue Hat, and have no right to impose any impact on the daily management of Blue Hat, and my inheritors shall perform and comply with VIE Agreements.

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3. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without writing consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Shaohong Chen (Signature) Date: November 13, 2018
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Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your

Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and my spouse has issued a Shareholder Power of Attorney. (hereinafter collectively referred to as "VIE Agreements"),to ensure the performance of VIE Agreements, I myself (Name: Weimin CHEN, ID Number: 35010219621206191X), as the spouse of Shaohong CHEN hereby make the following commitments:

1. I have full knowledge of all of arrangements of VIE Agreements, and give unconditional and irrevocable consent on all the consensus and arrangements in regards to VIE Agreements that my spouse Shaohong CHEN, other registered shareholders and Your Company have reached;

2. I agree to waive any right or merited interest I may have in regards to Blue Hat;

3. I agree to be bound by VIE Agreements (including amendments, supplements, and rearrangements from time to time);

4. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Weimin Chen (Signature) Date: November 13, 2018

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Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and my spouse has issued a Shareholder Power of Attorney (hereinafter collectively referred to as "VIE Agreements"), to ensure my performance of VIE Agreements, I myself (Name: Xiaodong CHEN, ID Number: 350102196711020039), as the spouse of Juanjuan CAI hereby make the following commitments:

1. I have full knowledge of all of arrangements of VIE Agreements, and give unconditional and irrevocable consent on all the consensus and arrangements in regards to VIE Agreements that my spouse Juanjuan CAI, other registered shareholders and Your Company have reached;

2. I agree to be bound by VIE Agreements (including amendments, supplements, and rearrangements from time to time);

3. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Xiaodong Chen (Signature) Date: November 13, 2018

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Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and I myself have issued a Shareholder Power of Attorney (hereinafter collectively referred to as "VIE Agreements"), to ensure my performance of VIE Agreements, I (Name: Xiaodong CHEN, ID Number: 350102196711020039) hereby make the following commitments:

1. I promise that my spouse (Juanjuan CAI) has no right to claim any right or interest in relation to the shares I hold in Blue Hat, and has no right to impose any impact on the daily management of Blue Hat;

2. I guarantee that, if any event which refrains me from exercising shareholder's rights as a registered shareholder, such as death, incapacity, divorce or any other event, could happen to me, I will take corresponding measures as far as possible to guarantee the rights of other registered shareholders and the performance of VIE Agreements. Meanwhile, I confirm that my inheritors (including my spouse) have no right to claim any right or interest in relation to the shares I hold in Blue Hat, and have no right to impose any impact on the daily management of Blue Hat, and my inheritors shall perform and comply with VIE Agreements.

3. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without writing consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Xiaodong Chen (Signature) Date: November 13, 2018

7

Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your

Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and my spouse has issued a Shareholder Power of Attorney. (hereinafter collectively referred to as "VIE Agreements"),to ensure the performance of VIE Agreements, I myself (Name: Juanjuan CAI, ID Number: 35010219660803036X), as the spouse of Xiaodong CHEN hereby make the following commitments:

1. I have full knowledge of all of arrangements of VIE Agreements, and give unconditional and irrevocable consent on all the consensus and arrangements in regards to VIE Agreements that my spouse Xiaodong CHEN, other registered shareholders and Your Company have reached;

2. I agree to be bound by VIE Agreements (including amendments, supplements, and rearrangements from time to time);

3. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Juanjuan Cai (Signature) Date: November 13, 2018

8

Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and I myself have issued a Shareholder Power of Attorney (hereinafter collectively referred to as "VIE Agreements"), to ensure my performance of VIE Agreements, I (Name: Juanjuan CAI, ID Number: 35010219660803036X) hereby make the following commitments:

1. I promise that my spouse (Xiaodong CHEN) has no right to claim any right or interest in relation to the shares I hold in Blue Hat, and has no right to impose any impact on the daily management of Blue Hat;

2. I guarantee that, if any event which refrains me from exercising shareholder's rights as a registered shareholder, such as death, incapacity, divorce or any other event, could happen to me, I will take corresponding measures as far as possible to guarantee the rights of other registered shareholders and the performance of VIE Agreements. Meanwhile, I confirm that my inheritors (including my spouse) have no right to claim any right or interest in relation to the shares I hold in Blue Hat, and have no right to impose any impact on the daily management of Blue Hat, and my inheritors shall perform and comply with VIE Agreements.

3. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without writing consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Juanjuan Cai (Signature) Date: November 13, 2018

9

Irrevocable Commitment Letter

To: Xiamen Duwei Consulting Management Co., Ltd. (hereinafter referred to as "Your Company")

Whereas Your Company, Fujian Blue Hat Interactive Entertainment Technology Ltd. (hereinafter referred to as "Blue Hat") and registered shareholders of Blue Hat have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and my spouse has issued a Shareholder Power of Attorney (hereinafter collectively referred to as "VIE Agreements"), to ensure my performance of VIE Agreements, I myself (Name: Zhiheng XIE, ID Number: 440106197306183610), as the spouse of Weiling ZHANG hereby make the following commitments:

1. I have full knowledge of all of arrangements of VIE Agreements, and give unconditional and irrevocable consent on all the consensus and arrangements in regards to VIE Agreements that my spouse Weiling ZHANG, other registered shareholders and Your Company have reached;

2. I agree to waive any right or merited interest I may have in regards to Blue Hat;

3. I agree to be bound by VIE Agreements (including amendments, supplements, and rearrangements from time to time);

4. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without consent of Your Company.

I hereby write this letter to you.

Promisee: /s/ Zhiheng XIE (Signature) Date: November 13, 2018

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